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Securities Exchange Act of 1934

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Section 240.14a-12

SOUTHERN HERITAGE BANCORP, INC.

(Name of Person(s) Filing Proxy Statement if other

than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 30, 2001

TO THE HOLDERS OF COMMON STOCK

OF SOUTHERN HERITAGE BANCORP, INC.

The Annual Meeting of Shareholders of Southern Heritage Bancorp, Inc. will be held on Monday, April 30, 2001, at 3:00 P.M., Oakwood time, at Southern Heritage Bank Community Room, 3461 Atlanta Highway, Oakwood, Georgia, for the following purposes:

1. To elect three (3) Directors to serve until the 2004 Annual Meeting of Shareholders.

2. To ratify the appointment of Mauldin & Jenkins, Atlanta, Georgia, as independent auditors of the Company and its subsidiary to serve for the 2001 fiscal year.

3. To transact such other business as may properly come before the meeting and any adjournments thereof. Management at present knows of no other business to be presented at the meeting other than the report of management and presentation of the financial statements. If other matters properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendation of management.

Shareholders of record at the close of business on March 16, 2001, are entitled to notice of and to vote at the meeting and any recess or adjournment thereof.

For the Board of Directors,

s/Tren B. Watson

Tren B. Watson,

President and Chief Executive

Officer

Oakwood, Georgia

March 27, 2001

YOU ARE URGED TO VOTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, EVEN IF YOU DO PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON

SOUTHERN HERITAGE BANCORP, INC.

3461 Atlanta Highway

P. O. Box 907

Oakwood, Georgia 30566

(770) 531-1240

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held April 30, 2001

____________________________________________

PROXY SOLICITATION

This Proxy Statement is furnished to stockholders of Southern Heritage Bancorp, Inc. (the "Company"), on or about March 27, 2001, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders to be held at 3:00 p.m. on April 30, 2001, or any adjournment thereof. The meeting will be held at the Community Room of Southern Heritage Bank at 3461 Atlanta Highway, Oakwood, Georgia.

The person voting the enclosed proxy may revoke it at any time before it is exercised by writing to the President of the Company at its principal office, Southern Heritage Bancorp, Inc., 3461 Atlanta Highway, P. O. Box 907, Oakwood, Georgia 30566, or by attending the Annual Meeting and choosing to vote in person, in which case any prior proxy given will be revoked. Any written revocation will be effective upon receipt by the President of the Company.

If a stockholder designates how a proxy is to be voted on any of the business to come before the meeting, the signed proxy will be voted in accordance with such designation. If a stockholder fails to designate how the proxy should be voted, the signed proxy will be voted for the election of the three (3) nominees named below as directors, and for the approval of Mauldin & Jenkins, LLC as the Company's independent auditors.

The Company will bear the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others which forward material to beneficial owners. Proxies may be solicited in person or by mail, telephone or telegraph. Proxies may also be solicited by certain directors, officers and regular employees of the Company or its subsidiary.

VOTING AT THE ANNUAL MEETING

Stockholders of record owning the Company's common stock, $5.00 par value, at the close of business on March 16, 2001, will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 878,344 shares of common stock outstanding, each share entitling the holder to one vote upon each matter to be presented at the Annual Meeting.

While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders except as set forth in this Proxy Statement. The enclosed proxy gives discretionary authority, providing that persons holding proxies may vote in accordance with their best judgment as to any other business which may be brought up at the meeting.

ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible, and the directors serve for staggered three-year terms. The present term of office of each director in Class 1 will expire at the annual shareholders meeting of the Company to be held in 2002, the present term of office of each director in Class 2 will expire at the annual shareholders meeting of the Company to be held in 2003; and the present term of office of each director in Class 3 will expire at the annual shareholders meeting of the Company to be held on April 30, 2001. At the Annual Meeting, three directors are to be elected to serve approximately three-year terms until the annual meeting to be held in 2004. Management is soliciting proxies to vote for three nominees as Class 3 directors of the Company. The nominees of management are as follows:

(1) Lowell S. (Casey) Cagle

(2) Donald W. Smith

(3) Tren B. Watson

All proxies will be voted in accordance with the stated instructions. If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. Proxies given by stockholders cannot be voted for more than three nominees. Assuming a quorum is represented at the Annual Meeting, the nominees for director will be elected if they receive the affirmative vote of a plurality of all votes cast at the meeting.

Unless otherwise directed, it is the intention of the persons named in the Proxy to vote for the election of the nominees listed above.

If the above persons are elected as directors of the Company,

the Company anticipates electing the same persons to serve as directors of the Company's sole subsidiary, Southern Heritage Bank (the "Bank").

Recommendation of the Board of Directors Concerning the Election of Directors:

The Board of Directors of the Company recommends a vote "FOR" the election of the above-listed three (3) Class 3 director nominees to hold office until the 2004 Annual Meeting of Shareholders held for the purpose of electing Directors.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Currently, the Board of Directors of both the Company and the Bank consists of ten (10) persons. The Board is divided into three classes. The terms of all Class 3 directors (three persons) will expire at the Annual Meeting on April 30, 2001. All such Class 3 directors have been nominated for re-election to the Board of Directors to serve until the 2004 Annual Meeting of Shareholders for the purpose of electing directors. Each of those persons has been a director of the Company since its organization in 1998 except Tren B. Watson. In addition, each of those persons has been a director of the Bank since its organization in 1998 except Tren B. Watson. The directors of the Company and the Bank are as follows:

Name [Class]	Age	Principal Occupation
Tren B. Watson	52	Director; Class 3. Mr. Watson is President and C.E.O. of the Company and holds the same positions with the Bank. He has more than 30 years experience in the banking industry.
Lowell S. (Casey) Cagle	35

Director; Class 3. Mr. Cagle is the Georgia State Senator for the 49th District, President of Strateia Group Atlanta, Inc., and co-owner of Jean's Bridal and Tux of Class, which he has operated for at least the last five years.

Earl C. Gilleland	55

Director; Class 2. Mr. Gilleland was President of Gilleland Concrete Company from 1968 to 1997. In 1997, Mr. Gilleland sold Gilleland Concrete to a Florida Company, and he remains as manager of the local company.

A. Terry Hayes	47	Director; Class 2. He is Manager of Hayes Chrysler-Plymouth-Dodge-Jeep in Oakwood, Georgia. Mr. Hayes has worked in the family business of Hayes Chrysler-Plymouth-Dodge-Jeep for over 25 years.
Wm. David Merritt	51	Director; Class 2. Since 1982, Mr. Merritt has been President/Owner of Merritt Contracting, Inc., President/Owner of Lanier Leasing, Inc., and President of MCI Management Company since 1989.
Harold D. Nichols	58	Director; Class 1. Mr. Nichols has been the Engineered Products Sales Manager of Macklanburg-Duncan, Gainesville, Georgia since 1969.
Dr. Edward R. Quillian	45	Director; Class 1. Dr. Quillian has been CEO/Owner of Quillian Family Pet Clinic in Oakwood, Georgia since 1987.
M. Milton Robson	58

Director; Class 1. Mr. Robson founded Milton's Institutional Foods in 1962, which he sold in 1995. He is Vice-President of Prime Pak Foods, Inc., a wholesale frozen meat distributor, which he founded in 1975. He also owns and develops commercial real estate for lease.

Donald W. Smith	47	Director; Class 3. Mr. Smith is President and Owner of Arrow Auto Sales, President of Arrow Mitsubishi in Gainesville, Georgia, and has over 19 years experience in retail auto sales.
C. Talmadge Garrison	68

Director; Class 2. Mr. Garrison has been in the banking industry for over 33 years. Prior to his recent retirement he was associated with First National Bank and First National Bancorp, Inc. of Gainesville, Georgia.

Christopher D. England	43	Mr. England serves as Senior Vice President and Chief Lending Officer of the Bank and has over 17 years of banking and lending experience in Hall County, Georgia.
Rita Gray	50	Ms. Gray serves as the Chef Financial Officer of the Company and the Bank and has over 32 years of banking experience.

Tren B. Watson serves as President and Chief Executive Officer of the Company and the Bank. Rita Gray serves as Chief Financial Officer of the Company and the Bank. They are the only executive officers of the Company. Each officer serves at the pleasure of the Board of Directors of the Company.

There are not, and have not been during the last five (5) years, any involvements by the above-listed persons in legal proceedings relating to the Federal bankruptcy act, Federal commodities law violations, or securities law violations. In addition, none of the above-listed persons are currently charged with or within the last five (5) years have been convicted of any criminal violations of law (other than minor traffic violations). In addition, there are not, and have not been within the last five (5) years, any orders, judgments or decrees enjoining or limiting any director from engaging in any type of business practice or activity.

There are no family relationships among the director nominees or among any of them and any members of management of the Company or the Bank.

There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. No director is a director of another bank or bank holding company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Because the Company is a holding company, the only significant asset of which is its wholly-owned subsidiary, the Bank, most of the business activities of the Company and its subsidiary occur at the Bank level. In addition, the same persons who are management's nominees as directors of the Company are likely to be elected as directors of the Bank. Therefore, information regarding the board and committees is being given for both the Company and the Bank.

The Company

The Board of Directors of the Company held twelve (12) meetings during the year ended December 31, 2000.

The Bank

The Board of Directors of the Bank held twelve (12) meetings during the year ended December 31, 2000.

The Bank has four (4) principal permanent committees. These are the Executive Committee, the Asset/Liability Committee, the Audit Committee, and the Loan Committee.

The Asset/Liability Committee sets policy and reviews the Bank's investment portfolio and investment markets and makes recommendations regarding Bank investments. The Asset/Liability Committee met three (3) times during 2000. Its members are Harold D. Nichols, Chairman, A. Terry Hayes, M. Milton Robson, C. Talmadge Garrison, Tren B. Watson, and Rita B. Gray.

The Executive Committee meets to review the compensation and benefits of employees, officers and directors of the Bank and to consider personnel matters of the Bank. It met six (6) times during 2000. Its members are Lowell S. Cagle, Chairman, Donald W. Smith, Tren B. Watson and C. Talmadge Garrison.

The Loan Committee meets to discuss, review and approve or disapprove loans in excess of $550,000 and up to $1,500,000. The Loan Committee met fourteen (14) times during 2000. Its members are Tren B. Watson, Chairman, Wm. David Merritt, Earl C. Gilleland, Edward R. Quillian, Lowell S. Cagle, and Christopher D. England.

The Audit Committee reviews independent audit reports to report the findings to the Board of Directors and recommends the independent auditors. The committee also reviews the audited financial statements and related notes with management and the independent accountants. The Audit Committee operates under a written Charter adopted by the Board of Directors. A copy of the written Charter of the Audit Committee is included as Appendix A to this Proxy Statement. The Audit Committee met three (3) times during 2000. Its members are C. Talmadge Garrison, Chairman, Edward R. Quillian, Donald W. Smith and Harold D. Nichols. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

NON-DIRECTOR EXECUTIVE OFFICERS OF THE BANK

The Bank currently has serving two executive officers who are not directors of the Company or the Bank. Tren B. Watson, who is a director of the Company and the Bank, serves as President and Chief Executive Officer of both entities. All officers serve at the pleasure of the Board of Directors. The following is a brief biographical sketch of the non-director executive officers:

Christopher D. England (43)

Mr. England is Senior Vice President and Chief Lending Officer of the Bank and has served in that position since April, 1998. From February, 1992 through March, 1998, he served as Vice President of Lanier National Bank. He has over 17 years of banking and lending experience in Hall County, Georgia.

Rita Gray (50)

Ms. Gray is Senior Vice President and Chief Financial Officer of the Bank and Chief Financial Officer of the Company and has served in those positions since September, 2000. She served as Chief Financial Officer for Southern Bank, N.A. (in organization) from March 2000 to July 2000. She served as Senior Vice President and Chief Financial Officer of North Georgia National Bank from June 1998 to March 2000 and Executive Vice President and Chief Financial Officer of Dalton/Whitfield Bank & Trust from January 1989 to May 1998. She has over 32 years of banking experience in North Georgia.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The Company does not separately compensate any of its directors or executive officers. Any compensation paid them is paid by the Bank. The following sets forth certain information concerning the compensation of the Company's chief executive officer during fiscal years 2000, 1999 and 1998. No other executive officer of the Company received annual compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE
Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Compensation Bonus	Other Annual Underlying ($)	Securities Options (#)	All Other Compensation ($)
Gary H. Anderson President and Chief Executive Officer	2000(2) 1999 1998	$109,375 105,000 105,000	0 0 0	--(1) --(1) --(1)	0 0 15,000	938 3,175 3,120
Tren B. Watson President and Chief Executive Officer	2000(2)	$ 72,916	0	--(1)	0	4,800

(1) Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) Mr. Anderson resigned as President and Chief Executive Officer on April 15, 2000, but continued to receive his salary through 2000. Mr. Watson became President and Chief Executive Officer on June 1, 2000.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Option at FY-End ($) Exercisable/ Unexercisable
Gary H. Anderson(1) President and Chief Executive Officer	0	-	15,000/0	$0/-(2)

(1) Mr. Anderson resigned as President and Chief Executive Officer on April 15, 2000.

(2) Based on estimated price of $10.00 per share, which is the price paid in recent private sales known to the Company.

Stock Options

As set forth in a letter agreement, the Board of Directors has committed to grant Tren B. Watson, President and C.E.O. of the Company and the Bank, at no cost to him for the option grant, the option to purchase 20,000 shares of common stock of the Company, with such options to be exercisable for 4,000 shares annually over a five year period. The specific terms of the option agreement have not been agreed upon, but it is anticipated that the option price will be $10.00 per share and that the term of the option agreement will be 10 years. The option agreement will contain these terms, as well as additional customary terms.

Director Compensation

The Company and the Bank presently do not compensate any of their directors for their services as directors. The directors of the Company and the Bank presently do not receive a fee for attending Board meetings or committee meetings.

TRANSACTIONS WITH MANAGEMENT

In the ordinary course of its banking business, the Bank has had and anticipates that it will continue to have transactions with various directors, officers, principal shareholders, and their associates.

In the opinion of management all loans and commitments to extend loans included in such transactions were made in the ordinary course of business substantially on the same terms, including interest rates and collateral, as those prevailing from time to time on comparable transactions with unaffiliated persons; are not such as are required to be classified as non- accrual, past due, restructured or creating potential problems; and do not involve more than a normal risk of collectibility or present any other unfavorable features. In management's opinion, the amount of extensions of credit outstanding at any time from the beginning of the last fiscal year to date to a director, director nominee, executive officer or principal security holder and their associates, individually or in the aggregate, did not exceed the maximum permitted under applicable banking regulations.

STOCK OWNERSHIP OF DIRECTOR NOMINEES, AND

DIRECTOR NOMINEES AND OFFICERS AS A GROUP

The following table sets forth the beneficial ownership of the Company's only outstanding class of securities, common stock, $5.00 par value, held by the current directors, nominees for director, named executive officers, and directors and executive officers as a group, as of March 15, 2001.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)
Tren B. Watson Director/President 2020 Stockton Walk Lane Snellville, GA 30078	6,210.71%
Lowell S. (Casey) Cagle Director/Chairman 4615 Hunters Court Gainesville, GA 30507	5,650.64%
Earl C. Gilleland Director 3997 Sloan Mill Road Gainesville, GA 30507	40,000	4.55%
A. Terry Hayes Director Highway 332 P. O. Box 357 Hoschton, GA 30548	5,850(5)	.67%
Wm. David Merritt Director 6620 Stringer Road Clermont, GA 30527	20,650(3)	2.35%
Harold D. Nichols Director 4431 Benefield Road Braselton, GA 30517	2,650.30%
Dr. Edward R. Quillian Director 4207 Bob White Lane Oakwood, GA 30566	4.850(4)	.55%
M. Milton Robson Director 3509 Tanners Mill Circle Gainesville, GA 30507	45,050(5)	5.13%
Donald W. Smith Director/Vice Chairman 4129 Cherokee Trail Gainesville, GA 30504	14,150(6)	1.61%
C. Talmadge Garrison Director/Corporate Sec. 4074 Cochran Road Gainesville, GA 30506	12,650(7)	1.44%
Christopher D. England Senior Vice President and Chief Lending Officer 5506 Stone Trace	5,800(8)	.66%
All current directors and officers as a group (12 persons)(10)	163,510	17.9%(9)

________________________

(1) Calculated based upon 878,344 shares outstanding.

(2) Includes 5,750 shares held in Mr. Hayes' IRA and 100 shares held in the IRA of Mr. Hayes' wife, over all of which shares Mr. Hayes has investment and voting power.

(3) Includes 800 shares held in Mr. Merritt's IRA and 800 shares held in the IRA of Mr. Merritt's wife, over all of which shares Mr. Merritt has investment and voting power.

(4) Includes 2,000 shares owned jointly by Dr. Quillian and his mother, 2,650 shares owned jointly by Dr. Quillian and his wife, and 200 shares owned by Dr. Quillian as custodian for his minor children, over all of which shares Dr. Quillian has investment and voting power.

(5) Includes 1,200 shares owned by Mr. Robson's wife, over which shares Mr. Robson has investment and voting power. Does not include: 3,000 shares owned by Mr. Robson's adult children; 2,000 shares owned by Mr. Robson's adult son-in-law, 2,000 shares owned by Mr. Robson's adult daughter-in-law, 4,500 shares owned by Mr. Robson's adult daughter, as custodian for his minor grandchildren, and 4,500 shares owned by Mr. Robson's adult son as custodian for his minor grandchildren, over all of which shares Mr. Robson asserts no voting or investment power.

(6) Includes 1,000 shares held in Mr. Smith's IRA, 200 shares owned by Mr. Smith's minor daughter, and 300 shares owned by Oakwood's Arrow Auto Auction, over all of which shares Mr. Smith has investment and voting power. Does not include 400 shares owned by Mr. Smith's adult daughters, over which Mr. Smith asserts no voting or investment power.

(7) Includes 2,000 shares owned jointly by Mr. Garrison and his adult children, over which shares Mr. Garrison has investment and voting power. Does not include 500 shares owned by Mr. Garrison's adult children, over which shares he asserts no voting or investment power.

(8) 800 shares are held in Mr. England's IRA, over which shares Mr. England has investment and voting power; also includes 5,000 shares that are subject to options granted Mr. England under his employment agreement.

(9) In calculating percentage ownership, includes 5,000 shares subject to options granted Mr. England in calculating total outstanding stock of the Company and number of shares beneficially owned by Mr. England.

(10) Includes Rita Gray, Chief Financial Officer, who presently does not own any shares.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial owners of the Company's only outstanding class of securities, common stock, $5.00 par value, who to the Company's knowledge owned beneficially more than 5% of the Company's outstanding common stock as of March 15, 2001.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership
M. Milton Robson Director 3509 Tanners Mill Circle Gainesville, GA 30507	45,050(1)	5.13%

(1)Includes 1,200 shares owned by Mr. Robson's wife, over which shares Mr. Robson has investment and voting power. Does not include: 3,000 shares owned by Mr. Robson's adult children; 2,000 shares owned by Mr. Robson's adult son-in-law, 2,000 shares owned by Mr. Robson's adult daughter-in-law, 4,500 shares owned by Mr. Robson's adult daughter, as custodian for his minor grandchildren, and 4,500 shares owned by Mr. Robson's adult son as custodian for his minor grandchildren, over all of which shares Mr. Robson asserts no voting or investment power.

FILINGS UNDER SECTION 16(a)

Section 16(a) of the Securities and Exchange Act of 1934 required the Company's executive officers and directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission.

Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than 10% of its common stock.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2000 fiscal year all filings applicable to its officers and directors were complied with.

AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed the audited financial statements of the Company for 2000 with management. We have discussed with the independent auditors, Mauldin & Jenkins, LLC ("Mauldin & Jenkins"), the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from Mauldin & Jenkins required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with Mauldin & Jenkins its independence. Based on the review and discussions referred to above, we recommended to the Board of Directors that the consolidated audited financial statements for the Company be included in the annual report on Form 10-KSB for 2000 for filing with the Securities and Exchange Commission.

C. Talmadge Garrison, Chairman

Edward R. Quillian

Donald W. Smith

Harold D. Nichols

INFORMATION REGARDING THE INDEPENDENCE

OF THE INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Aggregate fees billed to the Company for professional services rendered by Mauldin & Jenkins' audit of the Company's annual financial statements for 2000 and for its reviews of the financial statements included in the Company's Form 10-QSB reports for 2000 was $24,486.

Financial Information Systems Design and Implementation Fees

No fees were billed to the Company for professional services of Mauldin & Jenkins for 2000 as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, since no such services were rendered for the Company by Mauldin & Jenkins.

All Other Fees

Aggregate fees billed to the Company for services rendered for 2000 by Mauldin & Jenkins, other than the services described in the previous two paragraphs, were $25,406.

Compatibility of Mauldin & Jenkins' Services with its Independence

The Audit Committee has considered whether Mauldin & Jenkins' provision of the services covered under the heading "All Other Fees" above is compatible with maintaining Mauldin & Jenkins' independence, and the committee has determined that it is.

APPROVAL OF AUDITORS

The Board of Directors has recommended that the stockholders approve the appointment of Mauldin & Jenkins, a certified public accounting firm, as independent auditors for the Company for the 2001 fiscal year.

A representative of Mauldin & Jenkins is expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. The representative is expected to be available to respond to appropriate questions.

The affirmative vote of the holders of the Company's common stock constituting a majority of the total votes cast for or against this proposal at the meeting is necessary to approve Mauldin & Jenkins as the Company's auditors.

The Board of Directors recommends a vote "FOR" the proposal approving Mauldin & Jenkins as the Company's auditors for 2001.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

TO BE HELD IN 2002

Proposals of stockholders intended to be presented at the annual meeting to be held in 2002 and to be included in the Company's proxy statement relative to that meeting must be received by the Company on or before December 1, 2001. Notice of a stockholder's proposal intended to be presented at the annual meeting to be held in 2002, which is not received in time for inclusion in the Company's proxy statement, must be received by the Company on or before February 14, 2002. Such proposals should be in writing and sent to Tren B. Watson, President and CEO, Southern Heritage Bancorp, Inc., P. O. Box 907, Oakwood, Georgia 30566.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

The Company will be pleased to make its Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, available without charge to interested persons. Written requests for the report should be directed to Tren B. Watson, President and CEO, Southern Heritage Bancorp, Inc., P. O. Box 907, Oakwood, Georgia, 30566.

March 19, 2001

APPENDIX A

Southern Heritage Bank

Audit Committee Charter

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

  Meet with independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

  Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plans with independent auditors.

  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  Review accounting and financial human resources and succession planning within the company.

  Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement that is appropriate.

:PLEASE MARK VOTES REVOCABLE PROXY

AS IN THIS EXAMPLE SOUTHERN HERITAGE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

APRIL 30, 2001

The undersigned hereby appoints Edward R. Quillian, C. Talmadge Garrison, A. Terry Hayes or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office, 3461 Atlanta Highway, Oakwood, Georgia, on April 30, 2001 at 3:00 p.m., Georgia time. The named proxies are authorized to cast all votes to which the undersigned is entitled as follows:

Please be sure to sign and date

this Proxy in the box below. Date

Stockholder sign above Co-holder (if any) sign above

1. The election as Directors of all With- For All

nominees listed below, each to For hold Except

serve for a three-year term. 9 9 9

Lowell S. Cagle, Donald W. Smith,

Tren B. Watson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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2. The ratification of Mauldin & With- For All

Jenkins, LLC as the Company's For hold Except

independent auditor for the fiscal year ending December 31, 2001. 9 9 9

PLEASE CHECK BOX IF YOU PLAN

TO ATTEND THE MEETING > 9

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

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Detach above card, sign, date and mail in postage-prepaid envelope provided.

SOUTHERN HERITAGE BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Annual Meeting and audited financial statements.

Please sign exactly as your name appears on this proxy card. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY

IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?

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